                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2006


                           CommerceFirst Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        Maryland                           0-51104               52-2180744
(State or other jurisdiction       (Commission file number)    (IRS Employer
    of incorporation)                                             Number)


                 1804 West Street, Suite 200, Annapolis MD 21401
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 410.280.6695

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS

CommerceFirst Bank, the wholly owned subsidiary of CommerceFirst Bancorp, Inc. (the "Bank"), announced that on February 15, 2006 it entered into a lease for premises in Columbia, Maryland which will, subject to regulatory approval, house the Bank's fourth office. The Bank intends to apply for authority to establish a branch at the location, 6230 Old Dobbin Lane, Suite 190, Columbia, Maryland 21045, in the next several weeks. The Columbia branch is expected to commence operations in the third quarter of 2006, subject to regulatory approvals. The lease provides for a 10 year initial term and one five year renewal term, and an initial annual rental of approximately $60,000.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMMERCEFIRST  BANCORP, INC.


                                    By: /s/ Lamont Thomas
                                        ----------------------------------------
                                        Lamont Thomas, Executive Vice President,
                                        Chief Operating Officer


Dated: February 16, 2006